Certain confidential information contained in this document, marked by brackets, has been omitted because it (i) is not material and (ii) would be competitively harmful if publicly disclosed

Exhibit 10.21

ENGINE PURCHASE AGREEMENT

THIS ENGINE PURCHASE AGREEMENT (this “Agreement”) is entered into as of the 1st day of December, 2023, by and between Mesa Airlines, Inc., a Nevada corporation (hereinafter referred to as “Seller”) and DELTA AIR LINES, INC., a Delaware corporation (hereinafter referred to as “Buyer”).

RECITALS

A.
Seller owns twelve (12) General Electric engines model CF34-8C more particularly described on Exhibit A hereto (the "Engines"), together with the engine shipping stands described in Exhibit A (the “Engine Stands”), the Parts and the Records (collectively, the Engine, the Engine Stand’s, the Parts and the Records are hereinafter referred to as the "Equipment"). Capitalized terms used herein shall have the meaning ascribed to such terms as set forth herein.
B.
Buyer desires to purchase the Equipment from Seller, and Seller desires to sell the Equipment to Buyer.

In consideration of the mutual promises and covenants herein contained, the parties hereto agree as follows:

1.
DEFINITIONS. The following terms shall have the following respective meanings for all purposes of this Agreement:

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“Business Day” means a day other than a Saturday or Sunday on which the banks in New York, New York, USA are open for the transaction of business of the type required by this Agreement.

“CSN” means, with respect to any Engine, the total number of flight cycles since new.

“Debt” means, for any Engine: obligations created, issued, or incurred by Seller,

Mesa Air Group, or any of their respective affiliates for borrowed money (whether by loan, the issuance and sale of debt securities, or the sale of property to another person subject to an understanding or agreement, contingent or otherwise, to repurchase such property from such Person) with respect to which a Lien exists as to such Engine.

“Delivery” means the delivery of, acceptance, sale and transfer of title to the Equipment by Seller to Buyer pursuant to the terms and conditions hereunder.

“Delivery Conditions” [***]

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“Delivery Date” means the date and time upon which the Equipment is delivered to Buyer hereunder, as evidenced by execution and delivery of the Bill of Sale, which shall be no later than [***] or otherwise as mutually agreed between Buyer and Seller. Engines will be delivered as outlined in Exhibit A.

“Delivery Location” means Seller’s facility at IAH Airport or mutually agreed location.

“Delivery Receipt” means a Delivery Receipt substantially in the form of Exhibit D hereto.

“Dollars” or “$” means the lawful currency of the United States of America. “Event of Loss” means any of the following events with respect to an item of

Equipment: (a) loss of such property or its use due to theft, hijacking or disappearance for a period in excess of [***] consecutive days, or in any event extending beyond the Scheduled Delivery Date, or destruction, damage beyond economic repair or rendition of such property permanently unfit for normal use for any reason whatsoever, (b) any damage to such property which results in an insurance settlement with respect to such property on the basis of a total loss or on the basis of a compromised or constructive total loss, (c) the condemnation, confiscation, appropriation or seizure of, or requisition of title to, such property by a governmental entity or purported governmental entity, (d) the condemnation, confiscation, appropriation or seizure of the use of such property by or on behalf of the authority of any governmental entity or purported governmental entity, that in any such case shall have resulted in the loss of possession thereof for a period in excess of [***] consecutive days or in any event extending beyond the Scheduled Delivery Date or (e) any divestiture of title of such property except as otherwise permitted by the other party.

“FAA Counsel” means Daugherty, Fowler, Peregrin, Haught & Jenson, P.C. “Lien” means any mortgage, charge, security interest, pledge, lien, encumbrance,

assignment, hypothecation, right of set-off, claim or any other agreement or arrangement having the effect of conferring security.

“Parts” means all parts, appliances, avionics, components, instruments, appurtenances, accessories, landing gears and other equipment of whatever nature incorporated or installed or positioned in or on or attached to the Equipment.

“Purchase Price” the purchase price for the Equipment is as set forth in Exhibit A.

“Records” means the manuals, books, logs and technical records related to the maintenance and operation of the Equipment as more particularly set forth in Exhibit C, hereto.

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“Scheduled Delivery Date” for an item of Equipment means the month corresponding to such item of Equipment under the heading “Delivery Date” in the table set forth in Exhibit A.

“Technical Acceptance Certificate” means a Technical Acceptance Certificate substantially in the form of Exhibit F.

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2.
SALE OF THE EQUIPMENT. Subject to the satisfaction or waiver of conditions precedent set forth in Section 6, Seller shall sell and Buyer shall purchase the Equipment on the terms and conditions hereinafter set forth.
3.
DELIVERY AND ACCEPTANCE.
(a)
Seller shall deliver the Equipment to Buyer on or before the Delivery Date, at the Delivery Location. Seller shall be responsible for any and all costs, expenses, taxes and duties associated with shipping the Equipment to the Delivery Location.
(b)
At the time of Delivery, the Equipment shall be free and clear of any and all Liens and shall be sold in “AS IS WHERE IS” condition “WITH ALL FAULTS”. Buyer shall not be obligated to purchase any item of Equipment that does not meet the Delivery Conditions.
(c)
Buyer shall have the right to inspect the Equipment and the related Records to confirm they meet the Delivery Conditions. Seller shall provide Buyer access to the Equipment and its related Records and make available its maintenance planning and engineering personnel as Buyer may reasonably require to assist Buyer with its inspection of the Equipment and its related Records. Seller shall provide all Records to Buyer as soon as such Records are available. Buyer’s completion of inspection of each item of Equipment shall be no later than [***] days after the date Seller makes such item of Equipment (including the associated Records) available to Buyer. After Buyer is satisfied that the Equipment and its related Records meet the Delivery Conditions, Buyer will execute and deliver to Seller a Technical Acceptance Certificate relating thereto which shall expressly set forth the Seller’s and Buyer’s rights and obligations with respect to any discrepancy items that cause such Equipment and/or its related Records to not meet the Delivery Conditions (each, a “Discrepancy”) discovered during the Buyer’s inspection set forth in this Section 3 and any financial settlements relating thereto. Buyer shall have the right to terminate this Agreement with respect to the Equipment if Seller fails or refuses to rectify such discrepancies from the Delivery Condition, or the parties hereto fail to reach mutual agreement on a financial settlement therefor, within [***] days after the scheduled Delivery Date relating thereto.
(d)
Provided (i) all discrepancies identified pursuant to this Section 3 with respect to the applicable item of Equipment and its related Records have been rectified or settled as provided herein, and (ii) all conditions precedent set forth in Section 6 of this

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Agreement with respect to the purchase and sale of such Equipment have been satisfied or waived, at Delivery of such Equipment Buyer shall execute a Delivery Receipt for the Equipment and accept delivery of and purchase the Equipment pursuant to the terms and conditions of this Agreement. All risk of loss and damage to the Equipment shall pass to Buyer at time of Delivery at the Delivery Location.
(e)
In the event Delivery of any Equipment does not occur within [***] days after the Scheduled Delivery Date, but no later than [***], provided that such delay in Delivery does not result from Buyer’s breach or default under this Agreement, Buyer shall have the right, upon written notice to Seller, to terminate this Agreement with respect to such Equipment and neither party hereto shall have any claim against the other with respect thereto.
(f)
Seller shall transfer title to the Equipment to Buyer, upon satisfaction or waiver of all conditions precedent set forth herein, by executing and delivering to Buyer a warranty bill of sale in the form of Exhibit E, hereto (the “Bill of Sale”). Prior to the Scheduled Delivery Date of the relevant item of Equipment, Seller shall place in escrow with Buyer’s FAA counsel the executed and undated Bill of Sale for the applicable Engine and, upon receipt of [***], shall instruct FAA counsel to date and deliver such Bill of Sale to Buyer and to reflect such title transfer of the Engine on the International Registry established by the Convention on International Interests in Mobile Equipment and the Protocol thereto on matters specific to Aircraft Equipment, each opened for signature on November 16, 2001 at Cape Town, South Africa (the “International Registry”).
(g)
If an Event of Loss to any Equipment occurs prior to its Delivery, Seller will notify Buyer promptly following Seller’s actual knowledge of the same and this Agreement shall automatically terminate with respect to such Equipment and neither party will have any further liability to the other under this Agreement with respect to such Equipment.
4.
PRICE AND METHOD OF PAYMENT.
(a)
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(b)
On the Delivery Date, upon satisfaction or waiver by Buyer of the conditions precedent in favor of Buyer and delivery of the Payoff Letters as contemplated in Section 4(c) below, Buyer shall execute and deliver to Seller the Technical Acceptance Certificate and the Delivery Receipt in respect of the applicable Equipment and shall pay to Seller [***].

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(c)
With respect to each Engine, in order to facilitate the repayment of all Debt relating to such Engine, if any, and the release of all related Liens, no later than [***] Days prior to the Delivery Date for such Engine, Seller shall deliver payoff letter(s) from the agents or the lenders, as applicable, under the Debt for such Engine (the “Payoff Letters”), which payoff letters shall (i) set forth the amount constituting such Debt as of the Delivery Date for such Engine (the “Payoff Amount”) and the name of creditor(s) to which such Debt is owed, (ii) be executed by such creditor(s) or its agent and provide for the release of all Liens on the Engine related to such Debt, upon payment of the Payoff Amount and satisfaction of the other conditions set forth therein, and (iii) otherwise be in a customary form reasonably acceptable to Buyer and Seller.
(d)
Payments made under this Agreement to Seller shall be made by wire transfer of immediately available funds to the following account:

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or to such other account as to which Seller provides Buyer written notice at least [***] Days prior to the relevant Delivery Date.

(e)
The parties acknowledge the specification of ”US$” or ”Dollars” in this Agreement shall refer to the legal currency of the United States of America which shall be the currency of account in any and all events between the parties.

5.
TAXES. The [***] is exclusive of, and Buyer agrees to pay in addition to the [***], any and all applicable sales, use, value- added, and similar taxes imposed on or with respect to the sale of the Equipment pursuant

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to this Agreement (“Taxes”). Seller shall be solely responsible for any taxes imposed upon or measured by its gross receipts (other than taxes in the nature of a sales, use, or value added tax), gross or net income, capital, or net worth.

6.
CONDITIONS PRECEDENT. The obligation of Seller to sell, and Buyer to purchase, each item of Equipment is subject to the satisfaction (or waiver by each party), on or before the relevant Delivery Date, of the following conditions precedent respectively:
(a)
The obligation of Seller to sell the Equipment, and of Buyer to purchase the Equipment, shall be subject to the condition that no Event of Loss shall have occurred with respect to the Equipment.
(b)
The obligation of Buyer to purchase the Engine shall be subject to Seller having good title to the Engine free and clear of any and all Liens (other than Liens in respect of Debt that will be satisfied at the time of closing in accordance with Section 4(c)), and the receipt by Buyer at its expense of satisfactory evidence (which shall consist of (x) lien searches by Buyer’s counsel of applicable registries, including, without limitation, the FAA registry or other applicable foreign registry, and the International Registry and (y) a customary opinion from Buyer’s FAA or other counsel in respect thereof and the continued accuracy of the representations of Seller set forth herein) that, on the Delivery Date, the Engine is free and clear of any and all Liens (other than Liens in respect of Debt that will be satisfied at the time of closing in accordance with Section 4(c)).
(c)
The obligation of Seller to sell the Equipment shall be subject to the condition that Seller shall have received [***] in full as provided in Section 4(c).
(d)
The obligation of Seller to sell the Equipment and of Buyer to purchase the Equipment shall be subject to the condition that the representations and warranties made by the other party in this Agreement shall be true and correct on and as of the Delivery Date for such Equipment.
(e)
The obligation of Seller to sell the Equipment and of Buyer to purchase the Equipment shall be subject to the Equipment meeting the Delivery Conditions and the receipt by Seller of the Technical Acceptance Certificate and the Delivery Receipt.
(f)
The obligation of Buyer to purchase the relevant Engine shall be subject to confirmation that FAA Counsel is holding in escrow in respect of such Engine each of the following documents duly executed by the parties thereto and (except for the Bill of Sale) in due form for filing with the FAA:
(i)
the Bill of Sale for such Engine;
(ii)
a partial termination of the Master Engine Finance Lease Agreement, dated December 30, 2021, between Seller, as lessor, and Mesa Airlines,

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Inc., as lessee (the “MEFLA”), terminating the MEFLA with respect to such Engine (each, a “Lease Termination”)1; and

(iii)
a release (or partial release, as applicable) of the FAA Engine Mortgage relating to such Engine effectuating the release of such Engine from the lien thereof (each, a “FAA Mortgage Release”).2
(g)
The obligation of Buyer to purchase the relevant Engine shall be subject to receipt by it in escrow (together with confirmation that the same will be released at Delivery) of executed copies of each of the following documents:
(i)
a partial release effectuating the release of such Engine from the lien of the Engine Security Agreement, dated as of December 28, 2021, between the Seller and the security trustee (the “Engine Security Agreement”);3
(ii)
a termination of the Security Agreement Supplement (as defined in the Engine Security Agreement) relating to such Engine; and
(iii)
a UCC-3 effectuating an amendment of the UCC-1 filed in respect of,

inter alia, such Engine to release such Engine as collateral thereunder.

(h)
The obligation of Buyer to purchase the relevant Engine shall be subject to confirmation that FAA Counsel is authorized upon Delivery of such Engine to (i) file with the FAA the Lease Termination relating to such Engine, (ii) file with the FAA the FAA Mortgage Release relating to such Engine, (iii) release to Buyer the Bill of Sale relating to such Engine, (iv) discharge the existing International Registry registrations relating to such Engine and (v) to register a contract of sale for the sale of such Engine on the International Registry.
(i)
The obligation of Buyer to purchase the Engine shall be subject to delivery by Seller to Buyer of evidence of the chain of title documentation for the Engine from the manufacturer to Seller.
(j)
The obligation of Buyer to purchase the relevant Engine shall be subject to confirmation from the creditor(s) or its agent that except for receipt of the Payoff Amount

1 At the closing of the twelfth Engine, such termination document shall effectuate a termination of the MEFLA.

2 There are four FAA Engine Mortgages between the Seller and the security trustee as follows: (i) FAA Engine Mortgage, dated as of November 29, 2022, covering the Engines having serial numbers 195888, 195887 and 195886, (ii) FAA Engine Mortgage, dated as of August 26, 2022, covering the Engine having serial number 195882, (iii) FAA Engine Mortgage, dated June 30, 2022, covering the Engine having serial

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number 195881) and (iv) FAA Engine Mortgage, dated December 30, 2021 covering the Engines having serial numbers 195876, 195875, 195873, 195874. 195867, 195823 and 195824.

3 At the closing of the twelfth Engine, the Engine Security Agreement shall be terminated.

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all other conditions precedent set forth in the Payoff Letter relating to the Engine have been satisfied.

7.
SELLER'S REPRESENTATIONS. Seller represents and warrants that on the date hereof and on the Delivery Date:
(a)
Seller is a corporation duly organized, validly existing and in good standing under the laws of Nevada, and has the requisite power to own its assets and to carry on its business as it is being conducted, and to enter into, deliver, and perform its obligations under, this Agreement and the Bill of Sale. The execution and delivery by Seller of, and performance of its obligations under, this Agreement and the Bill of Sale have been duly authorized by all necessary action, do not require any approval or consent of any holders of any indebtedness or obligation of Seller or any person, and do not and will not contravene any law, governmental rule, regulation or order binding on Seller or any of its assets, or the organizational documents of Seller, or contravene the provisions of, or constitute a default under, or result in the creation of any Lien upon the property of Seller under, any indenture, mortgage, contract or other agreement to which Seller is a party or by which it may be bound or affected. This Agreement and the Bill of Sale each constitutes the legal, valid and binding obligation of Seller, enforceable against it in accordance with the terms hereof and thereof, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity.
(b)
Neither the execution and delivery by Seller of this Agreement or the Bill of Sale nor the consummation of any of the transactions by Seller contemplated hereby or thereby require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority or agency or other third party, except for necessary registration and filings with the FAA and with the International Registry.
(c)
There are no pending or, to the knowledge of Seller, threatened actions or proceedings against Seller before any court, administrative agency or tribunal which, if adversely determined to Seller, would materially adversely affect the ability of Seller to consummate the transactions contemplated hereby.
(d)
Seller has legal title to the Equipment, and, at the time of transfer of title on the applicable Delivery Date, the Equipment will be free and clear of any and all Liens.
(e)
EXCEPT AS SPECIFICALLY SET FORTH IN SECTION 7(d) OF THIS AGREEMENT AND THE BILL OF SALE, THE EQUIPMENT IS SOLD IN AN “AS IS,” “WHERE IS” CONDITION AND “WITH ALL FAULTS.” THE TITLE WARRANTIES SET FORTH IN THIS AGREEMENT AND THE BILL OF SALE ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND BUYER RELEASES AND RENOUNCES, ANY AND ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, OF ANY KIND, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO THE

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EQUIPMENT INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO ANY DEFECT IN ANY ITEM OF EQUIPMENT WHETHER OR NOT DISCOVERABLE BY SELLER OR BUYER. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE PARTIES SPECIFICALLY STATE, ACKNOWLEDGE AND AGREE THAT AS RESPECTS THE CONDITION OF THE EQUIPMENT, THERE IS:

(A) NO WARRANTY AS TO THE AIRWORTHINESS, PRODUCTIVENESS, SUITABILITY, USE, CAPACITY OR OTHER CONDITION OF THE EQUIPMENT, THE ACCURACY OR TRACEABILITY OF ANY RECORDS, LOGBOOKS OR OTHER DOCUMENTS RELATED TO THE EQUIPMENT, VALUE, DESIGN, QUALITY, DURABILITY, COMPLIANCE WITH SPECIFICATIONS, MANUFACTURE, OPERATIONS OR CONDITION OF ANY ENGINE OR ANY COMPONENT OR OTHER ITEM DELIVERED PURSUANT TO THIS AGREEMENT, OR THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, WITH RESPECT THERETO; (B) NO EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR USE OR FOR A PARTICULAR PURPOSE; (C) NO REPRESENTATION OR EXPRESS OR IMPLIED WARRANTY OF FREEDOM FROM ANY CLAIM BY WAY OF INFRINGEMENT OF ANY PATENT, COPYRIGHT, TRADEMARK, TRADE SECRET OR THE LIKE; (D) NO EXPRESS OR IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE; (E) NO OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN CONTRACT OR TORT, WHETHER OR NOT ARISING FROM THE ACTUAL OR IMPUTED NEGLIGENCE OF EITHER PARTY OR ITS ASSIGNS; AND (F) NO OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER SOUNDING IN CONTRACT (INCLUDING WARRANTY), TORT OR OTHERWISE, FOR LOSS OF OR DAMAGE TO ANY TANGIBLE OR INTANGIBLE THING, FOR LOSS OF USE, REVENUE, PROFIT OR TAX BENEFIT, OR FOR ANY OTHER INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND. THIS SECTION 7(e) SHALL SURVIVE DELIVERY OF THE EQUIPMENT AND ANY TERMINATION OF THIS AGREEMENT.

8.
BUYER'S REPRESENTATIONS. Buyer represents and warrants that on the date hereof and on the Delivery Date:
(a)
Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite power to own its assets and to carry on its business as it is being conducted, and to enter into, deliver, and perform its obligations under, this Agreement, the Technical Acceptance Certificates and the Delivery Receipts. The execution and delivery by Buyer of, and performance of its obligations under, this Agreement, the Technical Acceptance Certificates and the Delivery Receipts have been duly authorized by all necessary corporate action, do not require any stockholder approval, or approval or consent of any trustee or holders of any indebtedness or obligation of Buyer, or any approval of any court or governmental authority, and do not and will not contravene any law, governmental rule, regulation or order binding on Buyer

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or any of its

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assets, or the Certificate of Incorporation or Bylaws of Buyer. This Agreement, the Technical Acceptance Certificates and the Delivery Receipts constitutes the legal, valid and binding obligations of Buyer, enforceable against it in accordance with their terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity.

(b)
Neither the execution and delivery by Buyer of this Agreement, the Technical Acceptance Certificates or the Delivery Receipts, nor the purchase of the Equipment hereunder requires the consent or approval of any third party.
(c)
There are no pending or, to the knowledge of Buyer, threatened actions or proceedings against Buyer before any court, administrative agency or tribunal which, if adversely determined to Buyer, would materially adversely affect the ability of Buyer to consummate the transactions contemplated hereby.

9.
NONDISCRIMINATION. Until the Delivery Date, Seller will continue to maintain, repair, service, test, overhaul and operate the Engine in accordance with its FAA maintenance program in place on the date hereof and in accordance with the maintenance standards approved by the relevant aviation authority so as to keep the Engine in serviceable operating condition and in the same manner and with the same care used by Seller with respect to engine owned and operated by Seller and utilized in similar circumstances and without detrimental discrimination to the Engine. No parts, systems or components shall be unreasonably removed from the Engine (except for exchange, repair or overhaul) in anticipation of the sale of the Engine to Buyer

10.
BROKER. Each party represents and warrants that it has not employed any broker, agent, finder or other third party in connection with this transaction, and there is no fee or compensation of any kind due to any broker, agent, finder or other third party in connection with the transactions contemplated hereby. Each party will indemnify and hold harmless the other party from and against any and all claims, audits, damages, costs and expenses (including but not limited to reasonable attorneys’ fees) asserted by any broker, agent, finder or other third party representing or purporting to represent such party.

11.
ASSIGNMENT OF WARRANTIES. To the extent that any warranties from manufacturers, service providers, supplier or maintenance facilities or maintenance programs or any other person or entity (“Warranties”) are in effect with respect to the Equipment or any parts installed thereon upon the relevant Delivery Date and are transferable to Buyer, Seller hereby assigns, or shall cause to be assigned, to Buyer, effective as of the relevant Delivery Date such Warranties with respect to the Equipment and all rights thereunder with respect to the Equipment. Seller agrees that at any time and from time to time, upon the written request of and at the expense of Buyer, it will promptly and duly execute and deliver any and all such further instruments and documents and take

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such further action as Buyer may reasonably request in order to obtain the full benefits of the assignments of warranties provided for herein and of the rights and powers herein granted.

12.
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13.
NOTICES. Any notice required hereunder shall be delivered to Buyer or to Seller at its address first stated below or to such other address as subsequently specified in writing by either party to the other. Such notices shall be in English and in writing, and any such notice may be given by U.S. mail, courier service or facsimile or any other customary means of communication, and any such notice shall be effective when delivered to the recipient thereof in accordance with the provisions of this Section 12.

Buyer: DELTA AIR LINES, INC

1775 M.H. Jackson Service Road Atlanta, Georgia 30354-8049 Attention: VP – Acquisitions Fax: (404) 773-0742

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Seller: MESA AIR GROUP, INC.

410 N 44th St. Suite 700

Phoenix, AZ 85008 Attention: Legal Department Email: legal@mesa-air.com

14.
AMENDMENTS, ASSIGNMENT. No amendment, modification or discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge or waiver is sought. Neither party shall assign or delegate this Agreement, or any of its rights or obligations hereunder, without the prior written consent of the other party.

15.
APPLICABLE LAW. THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK. THE PARTIES AGREE THAT THE FEDERAL AND STATE COURTS LOCATED IN NEW YORK, NEW YORK (IN THE BOROUGH OF MANHATTAN) ARE TO HAVE NON- EXCLUSIVE JURISDICTION TO SETTLE ANY DISPUTES IN CONNECTION WITH THIS AGREEMENT AND THE OTHER DOCUMENTS RELATED HERETO AND SUBMIT TO THE JURISDICTION OF SUCH COURTS IN CONNECTION WITH THIS AGREEMENT AND THE OTHER DOCUMENTS RELATED HERETO. EACH PARTY HERETO HEREBY WAIVES OBJECTION TO SUCH COURTS ON GROUNDS OF INCONVENIENT FORUM, VENUE, OR OTHERWISE.

16.
FURTHER ASSURANCE. Seller hereby agrees, at Buyer’s expense, to execute such further instruments and documents and take such further actions (including cooperating with any filings or registrations) as Buyer may reasonably request in order to obtain the full benefit of the rights and powers granted in this Agreement.

16.
MISCELLANEOUS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of this Agreement or of any other documents in connection with this Agreement by fax or secure electronic transmission will be deemed as effective as delivery of an originally executed counterpart. Any party delivering an executed counterpart of this Agreement or other document by fax or secure electronic transmission will also deliver an originally executed counterpart, but, other than with

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respect to the Bill of Sale, of which an original is required to be delivered, the failure of any party to deliver an originally executed counterpart of this Agreement or such other document will not affect the validity or effectiveness of this Agreement or such other document. Each party will bear its own costs, fees and expenses in connection with the preparation, negotiation and completion of this Agreement and the consummation of the transactions contemplated hereby, except that Buyer shall be responsible for any FAA and International Registry filing fees for the transfer of title and for Buyer’s FAA and International Registry counsel fees incurred in filing the required title transfer documents for recordation at the FAA and the International Registry. The terms of this Agreement shall be binding upon, and inure to the benefit of, Buyer and Seller and their respective successors and permitted assigns. This Agreement is the confidential business information of the parties and shall not be disclosed without the prior written consent of the other parties hereto, except to its affiliates, legal and other professional advisors, and as required by applicable law. [***] no third party is intended to benefit from, nor may any third party seek to enforce, any of the provisions of this Agreement.

17.
OFAC REPRESENTATION. Seller is not (i) a person, including a government entity, government official, individual, or entity (hereinafter “Person”), of a country subject to economic or trade sanctions by the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of the Treasury or under any executive order of the United States (“Executive Order”), (ii) a Person subject to other sanctions by OFAC or under any Executive Order, (iii) partially or wholly owned by a Person that is subject to sanctions by OFAC or under any Executive Order, (iv) listed as a “Specially Designated National” or otherwise blocked by OFAC or under any Executive Order, (v) listed on the Denied Persons List or Entity List of the U.S. Department of Commerce (“DOC”), (vi) debarred from exporting privileges by the U.S. Department of State (“DOS”), (vii) a Designated National, or (viii) subject to any other applicable national sanctions program. Seller hereby represents and warrants to Buyer, as of the date hereof, and as of the Delivery Date (which representations and warranties shall survive the date as of which such representations and warranties were made), that: it has complied with all applicable Sanctions Laws and Regulations.

“Sanctions Laws and Regulations” means (i) each of the Trading With the Enemy Act of 1917, the International Emergency Economic Powers Act, the Arms Export Control Act, the Export Administration Act, the Export-Import Bank Act, and the Nuclear Proliferation Prevention Act; (ii) applicable Executive Orders issued by the President of the United States of America; (iii) applicable regulations of the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), the Export Administration Regulations (“EAR”) administered by the U.S. Department of Commerce (“DOC”), the International Traffic in Arms Regulations (“ITAR”) administered by the U.S. Department of State (“DOS”), and regulations administered by any other agency of the Government of the United States of America; (iv) any other applicable law or regulation of the United States of America that may be in effect from time to time and which may restrict, limit, or prohibit transactions with a foreign government, entity, person, or country or with any person or

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entity that owns the foregoing; and (v) applicable resolutions, orders, or regulations of the United Nations.

“Designated National” means (i) any country against which the United States of America has imposed sanctions and/or has blocked property pursuant to Sanctions Laws and Regulations (hereinafter “Sanctioned Country”), (ii) any person or entity from any such Sanctioned Country, (iii) any person or entity that is identified or listed in any Executive Order or on the Specially Designated National’s List maintained by OFAC or any other list that the Government of the United States of America establishes for the purpose of designating nationals pursuant to Sanctions Laws and Regulations, (iv) any person or entity blocked by OFAC or any other agency of the Government of the United States of America, or (v) any entity that is partially or wholly owned by any of the foregoing.

“Entity” includes a government agency, partnership, association, trust, joint venture, corporation, or other organization.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

SELLER: BUYER:

MESA AIRLINES, INC. DELTA AIR LINES, INC

By By

Name: Title:

Michael Lotz President

Name: Jeffrey J. Keisling Title: Managing Director

EXHIBIT A

Engine Description and Purchase Price

No	ESN	Model	TSN As of 9/13/23	CSN As of 9/13/23	Purchase Price	Stand Serial Number	Delivery Date
1	195888	CF34-8C	[***]	[***]	[***]		[***]
2	195887	CF34-8C	[***]	[***]	[***]		[***]
3	195886	CF34-8C	[***]	[***]	[***]		[***]
4	195882	CF34-8C	[***]	[***]	[***]		[***]
5	195881	CF34-8C	[***]	[***]	[***]		[***]
6	195876	CF34-8C	[***]	[***]	[***]		[***]
7	195875	CF34-8C	[***]	[***]	[***]		[***]
8	195873	CF34-8C	[***]	[***]	[***]		[***]
9	195874	CF34-8C	[***]	[***]	[***]		[***]
10	195867	CF34-8C	[***]	[***]	[***]		[***]
11	195823	CF34-8C	[***]	[***]	[***]		[***]
12	195824	CF34-8C	[***]	[***]	[***]		[***]

Engine Shipping Container

Part Number: 2C81054

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Engine Configuration

CORE ENGINE AND INSTALLED (NEUTRAL) COMPONENTS
Engine Assembly
ATS (Air Turbine Starter)
FADEC (Full Authority Digital Electronic Control)
OBV (Operability Bleed Valve)
Start Control Valve
Oil level indicator
Fuel pump
PMA (Permanent Magnet Alternator)
Lube and Scavenge Pump
Ignition Exciter #1
Ignition Exciter #2
FMU (Fuel Metering Unit)
Fuel Oil Cooler
Master VG Actuator
Slave AG Actuator
Oil Filter Impending Bypass Sensor
Engine Configuration Plug
Oil Pressure Switch
Oil Pressure Transmitter
Seal Pressure Regulating Valve
N1 Fan Speed Sensor (delivered loose)
Upper & Lower Thermocouples

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EXHIBIT B

DELIVERY CONDITIONS

The Engine and other item of Equipment shall be delivered to Buyer in its “AS-IS, WHERE IS” condition with all faults subject to the following specific conditions being met (the “Delivery Conditions”):

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EXHIBIT C RECORDS

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EXHIBIT D DELIVERY RECEIPT

The undersigned, on behalf of DELTA AIR LINES, INC. (the “Buyer”), hereby irrevocably accepts delivery from Mesa Air Group (the “Seller”) of General Electric model CF34-8C Serial Numbers, with associated engine stands, serial number pursuant to the Engine Purchase Agreement dated as of [\] [\]. 201[\], between Seller and Buyer (the “Agreement”), including the Records referred to in the Agreement.

Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Agreement.

The Engine had the hours/cycles at Delivery, as set forth in Schedule 1 attached hereto.

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Dated the [ ] day of [ ], 2024[ ], at [ ] hours, Eastern Standard Time at [ ].

DELTA AIR LINES, INC

By: Name:

Title:

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Schedule 1 Hours/Cycles at Delivery

Engine:

Serial No. Total Hours Total Cycles

Exhibit D-2

EXHIBIT E

FORM OF BILL OF SALE

For and in consideration of the sum of One U.S. Dollar (US$1) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Mesa Airlines, Inc. (hereinafter referred to as “Seller”), as owner of the following equipment:

Engine Make and Model General Electric CF34-8C Engine Serial Number:

Shipping Stand Serial Number:

(together with all appliances, components, parts, instruments, appurtenances, accessories, furnishings and other equipment or property installed on or attached to such engine and all Records relating thereto, collectively the “Engine”), does hereby sell, grant, convey, transfer and deliver all of its right, title and interest in and to [each of] the [number (#) Engine[s] unto Delta Air Lines, Inc. (hereinafter referred to as “Buyer”), and to its successors and assigns, to have and to hold the Engine forever.

Seller hereby warrants and covenants to Buyer and its successor and assigns that Seller has, and hereby conveys to Buyer, good and marketable legal title to the Engine[s] and that the Engine[s] [is/are] free and clear of any and all Liens, and Seller shall defend such title forever against any and all claims and demands.

The Engine[s] shall be delivered in “AS IS WHERE IS” condition with all faults and without any representation, warranty or guarantee of any kind being made or given by the Seller or its servants or agents, express or implied, arising by law or otherwise, other than as expressly set forth herein and as provided in Section 7(d) of that certain Engine Purchase Agreement between Buyer and Seller dated , 2023 (the “Purchase Agreement”). Capitalized terms used herein but not defined herein shall have the meaning ascribed to such terms as set forth in the Purchase Agreement.

THIS BILL OF SALE IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK.

[Signature page follows]

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IN WITNESS WHEREOF, Seller has caused this instrument to be executed in its name this [ ] day of [ ], 2024.

[ ]

By Name:

Title:

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EXHIBIT F

FORM OF TECHNICAL ACCEPTANCE CERTIFICATE

Delta Air Lines, Inc (“Delta”), does hereby represent, acknowledge, warrant, and agree as follows:

1.
Delta Air Lines, Inc and Mesa Airlines, Inc. (“Seller”) have entered into an Engine Purchase Agreement, dated as of , 2023], as amended, supplemented, and modified from time to time (the “Purchase Agreement”) relating to the General Electric model CF-34C engines, serial number .
2.
Words used herein with capital letters and not otherwise defined will have the meanings set forth in the Purchase Agreement.
3.
The Engine has been duly inspected by Delta Air Lines, Inc’s authorized technical representatives and Delta Air Lines, Inc. hereby accepts the technical condition of the Engine on the date set forth below to Delta Air Lines, Inc.’s full satisfaction and confirms that the Engine is complete and in good working order and condition pursuant to the terms and provisions of the Purchase Agreement, subject only to the “Agreed Action” relating to those certain discrepancies set forth in Attachment No. 1 hereto, if any.

IN WITNESS WHEREOF, this Technical Acceptance Certificate has been executed and delivered this day of , 2024.

DELTA AIR LINES, INC

By:

Name:

Title:

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ANNEX 1 TO

TECHNICAL ACCEPTANCE CERTIFICATE

LIST OF DISCREPANCY ITEMS

ITEM DISCREPANCY AGREED ACTION

1.
[to be inserted, if any]

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EXHIBIT G

FORM OF NON-INCIDENT AND NON-ACCIDENT STATEMENT

To Whom It May Concern:

Reference:

[General Electric model CF34-8C Engine, Serial Number [ ]

This is to certify that based on the documentation in Mesa Air Group’s possession as of [ ], 20[ ], with respect to the General Electric modelCF34-8C engine, bearing serial number [ ] and all parts installed upon or attached thereto (collectively, the “Engine”), that it was the operator of the above equipment from [Insert Date] until the date of transfer and that, to the best of its knowledge and based on all available records, the Engine / Module and equipment complies with the following statements:


Has not been operated by any Military or Government service, or as a civil aircraft on the civil register, and no parts installed have been obtained from any Military, Government, or unapproved source.


Has been operated, maintained, repaired, stored and preserved in accordance with the OEM engine and airframe manuals, maintenance schedules and within the defined operating limitations and environment.

The Engine / Module and equipment above has not been subject to any incident, accident, major failure or fire, extreme stress, over-temperature, over-speed, immersion in salt water, exposure to any corrosive agents, or any other event outside of the scope of standard maintenance which would be reasonably expected to affect the airworthiness of the engine.

Sincerely,

[ ]

By:

Name:

Title:

SO CERTIFIED

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